Exhibit 10.4

Execution Version

SECOND AMENDMENT TO AMENDED AND RESTATED SECOND LIEN CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED SECOND LIEN CREDIT AGREEMENT (this “Amendment”), is entered into as of November 4, 2015, and shall become effective retroactively as of September 30, 2015 upon satisfaction of the closing conditions set forth in Section 2.1, among SEQUENTIAL BRANDS GROUP, INC., a Delaware corporation (the “Borrower”), the Guarantors; each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”); and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent (collectively, with any successor thereto, the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

WITNESSETH

WHEREAS, the Borrower, certain banks and financial institutions from time to time party thereto and Agent are parties to that certain Amended and Restated Second Lien Credit Agreement, dated as of April 8, 2015 (as amended by that certain Incremental Joinder Agreement, First Amendment to Amended and Restated Second Lien Credit Agreement and Waiver, dated as of September 11, 2015, and as may be further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders make certain amendments to the Credit Agreement in accordance with, and subject to, the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENT TO CREDIT AGREEMENT

1.1 Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by:

(a)	inserting the following definition in appropriate alphabetical order:

“Joe’s Holdings” means Joe’s Holdings LLC, a Delaware limited liability company.

(b) amending the first and second paragraphs set forth in the definition of the term “Consolidated EBITDA” by deleting such paragraphs in their entirety and replacing them with the following in lieu thereof:

“Consolidated EBITDA” means, at any date of determination, an amount equal to Consolidated Net Income of the Borrower and its Subsidiaries on a Consolidated basis for the applicable measurement period, plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges, (ii) the provision for Federal, state, local and foreign income Taxes, (iii) depreciation and amortization expense, (iv) fees, expenses and charges (including restructuring charges, integration costs, net cost savings and transaction expenses) incurred in connection with (w) any Permitted Acquisition (of the type referred to in clause (ii) of the definition thereof) or fees in connection with any Permitted Indebtedness in an amount not to exceed $5,000,000 in any Fiscal Year of the Borrower, (x) the Simpson Acquisition in an amount not to exceed $4,000,000 in the aggregate for the twelve-month period ending on the one year anniversary of the Effective Date, (y) the Galaxy Transactions in an amount not to exceed $7,500,000 in the aggregate for the twelve-month period ending August 15, 2016 and (z) the Joe’s Jeans Acquisition in an amount not to exceed $2,500,000 in the aggregate for the twelve month period ending September 11, 2016, (v) noncash compensation, (vi) other unusual or non-recurring expenses reducing such Consolidated Net Income which do not represent a cash item in such period or any future period, and (vii) management fees and expenses incurred or paid to Tengram Capital Management L.P. to the extent permitted to be paid hereunder (in each case of or by the Borrower and its Subsidiaries for such period), minus (b) the following to the extent included in calculating such Consolidated Net Income: (i) Federal, state, local and foreign income tax credits and (ii) all non-cash items increasing Consolidated Net Income (in each case of or by the Borrower and its Subsidiaries for such period), all as determined on a Consolidated basis in accordance with GAAP.

Notwithstanding anything to the contrary contained above, for purposes of determining Consolidated EBITDA for the purposes of calculating the Consolidated Total Leverage Ratio and the Consolidated Net Leverage Ratio (a) with respect to any Fiscal Quarter which ends prior to August 15, 2016, Consolidated EBITDA with respect to GBH for each applicable Fiscal Quarter occurring prior to August 15, 2015 shall be calculated as the greater of (i) $6,250,000 and (ii) Consolidated EBITDA for GBH for such Fiscal Quarter (on a standalone basis without giving effect to the Galaxy Brands Merger), (b) with respect to any Fiscal Quarter which ends prior to April 8, 2017, Consolidated EBITDA with respect to With You for each applicable Fiscal Quarter occurring prior to April 8, 2016 shall be calculated as the greater of (i) $3,500,000 and (ii) Consolidated EBITDA for With You for such Fiscal Quarter (on a standalone basis without giving effect to the Simpson Acquisition) and (c) with respect to any Fiscal Quarter which ends on or prior to September 30, 2016, Consolidated EBITDA with respect to Joe’s Holdings for each applicable Fiscal Quarter occurring on or prior to September 30, 2015 shall be calculated as the greater of (i) $2,000,000 and (ii) Consolidated EBITDA for Joe’s Holdings for such Fiscal Quarter (on a standalone basis without giving effect to the Joe’s Jeans Acquisition). For purposes of determining Consolidated EBITDA as a whole for each applicable Fiscal Quarter identified in clauses (a), (b) and (c) above, such amounts determined for GBH, With You and Joe’s Holdings in clauses (a), (b) and (c), as applicable, shall then be added to the calculation of Consolidated EBITDA for such applicable Fiscal Quarter for the Borrower (on a standalone basis without giving effect to the Galaxy Brands Merger, the Simpson Acquisition and/or the Joe’s Jeans Acquisition, as applicable).

1.2 Amendment to Section 7.15. Clause (b) of Section 7.15 of the Credit Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following in lieu thereof:

(b) Loan to Value Ratio. Permit the Total Outstandings to be greater than 141% of the Realizable Orderly Liquidation Value of registered Trademarks of the Loan Parties, DVS and With You, as applicable, as determined pursuant to the most recent appraisal conducted by or on behalf of the Agent (or the First Lien Agent and received by the Agent) with respect to such registered Trademarks pursuant to Section 6.10(b).

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ARTICLE II
CONDITIONS TO EFFECTIVENESS

2.1 Closing Conditions. This Amendment shall be effective as of the date each of the following conditions have been satisfied in form and substance reasonably acceptable to the Lenders (the “Second Amendment Effective Date”):

(a) Agent and the Lenders shall have received a copy of this Amendment duly executed by the Borrower, the Guarantors, the Lenders and Agent;

(b) On the date hereof, and after giving effect to this Amendment, the representations and warranties contained herein shall be true and correct as of the date hereof and the representations and warranties contained in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified by materiality in the text thereof; and

(c) On the date hereof and after giving effect to this Amendment, no Default or Event of Default will exist.

ARTICLE III
MISCELLANEOUS

3.1 Amended Terms. On and after the Second Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

3.2 Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

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(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d) On the date hereof, and after giving effect to this Amendment and the other Loan Documents the representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified by materiality in the text thereof.

(e) On the date hereof, and after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f) The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of Agent, for the benefit of the Credit Parties, which security interests and Liens are perfected in accordance with the terms of the Security Documents and the First Lien Intercreditor Agreement and prior to all Liens other than Permitted Encumbrances.

(g) Except as specifically provided in this Amendment, the Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3 Reaffirmation of Obligations. The Borrower hereby ratifies the Loan Documents and acknowledges and reaffirms (a) that it is bound by all terms of the Loan Documents applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

3.4 Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

3.5 Expenses. The Borrower agrees to pay all reasonable costs and expenses of Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Agent’s legal counsel.

3.6 Further Assurances. The Borrower agrees to promptly take such action, upon the request of Agent, as is necessary to carry out the intent of this Amendment.

3.7 Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

3.9 No Actions, Claims, Etc. As of the date hereof, the Borrower hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against Agent, the Lenders, or Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

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3.10 GOVERNING LAW. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS, UNLESS OTHERWISE SPECIFIED, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

3.11 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.12 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 10.14 and 10.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

3.13 Agent Authorization. Each of the undersigned Lenders hereby authorizes Agent to execute and deliver this Amendment, the amendment on its behalf and, by its execution below, each of the undersigned Lenders agrees to be bound by the terms and conditions of this Amendment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:	SEQUENTIAL BRANDS GROUP, INC.,

	By:	/s/ Gary Klein
	Name:	Gary Klein
	Title:	Chief Financial Officer

[Signature Page to Second Amendment to Amended and Restated Second Lien Credit Agreement]

AGENT:	WILMINGTON TRUST, NATIONAL ASSOCIATION, as Agent

	By:	/s/ Cora Holland-Koller
	Name:	Cora Holland-Koller
	Title:	Banking Officer

[Signature Page to Second Amendment to Amended and Restated Second Lien Credit Agreement]

LENDERS:	LOCUST STREET FUNDING LLC
	By:	FS Investment Corporation, as Sole Member
	By:	GSO / Blackstone Debt Funds Management LLC, as Sub-Adviser

DARBY CREEK LLC
	By:	FS Investment Corporation II, as Sole Member
	By:	GSO / Blackstone Debt Funds Management LLC, as Sub-Adviser

GREEN CREEK LLC
	By:	FS Investment Corporation II, as Sole Member
	By:	GSO / Blackstone Debt Funds Management LLC, as Sub-Adviser

LEHIGH RIVER LLC
	By:	FS Investment Corporation II, as Sole Member
	By:	GSO / Blackstone Debt Funds Management LLC, as Sub-Adviser

JUNIATA RIVER LLC
	By:	FS Investment Corporation II, as Sole Member
	By:	GSO / Blackstone Debt Funds Management LLC, as Sub-Adviser

DUNLAP FUNDING LLC
	By:	FS Investment Corporation III, as Sole Member
	By:	GSO / Blackstone Debt Funds Management LLC, as Sub-Adviser

FS INVESTMENT CORPORATION III
	By:	GSO / Blackstone Debt Funds Management LLC, as Sub-Adviser

	By:	/s/ Sean Cort
	Name:	Sean Cort
	Title:	Authorized Signatory

[Signature Page to Second Amendment to Amended and Restated Second Lien Credit Agreement]

ACKNOWLEDGED AND AGREED:

GUARANTORS:

Sequential Licensing, Inc.

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

BELLA ROSE, LLC

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

WILLIAM RAST SOURCING, LLC

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

WILLIAM RAST LICENSING, LLC

By:	/s/ Gary Klein

Name;	Gary Klein

Title:	Chief Financial Officer

HEELYS, INC.

By:	/s/ Gary Klein

Name;	Gary Klein

Title:	Chief Financial Officer

[Signature Page to Second Amendment to Amended and Restated Second Lien Credit Agreement]

HEELING MANAGEMENT CORP.

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

HEELING HOLDING CORPORATION

By:	/s/ Gary Klein

Name;	Gary Klein

Title:	Chief Financial Officer

HEELING SPORTS LIMITED
By: Heeling Management Corp., as the General Partner

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

By: Heeling Holding Corporation, as the Limited Partner

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

B®AND MATTER, LLC

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

[Signature Page to Second Amendment to Amended and Restated Second Lien Credit Agreement]

SBG Revo Holdings, LLC

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

SBG FM, LLC

By:	/s/ Gary Klein

Name;	Gary Klein

Title:	Chief Financial Officer

SBG UNIVERSE BRANDS, LLC

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

Galaxy Brands LLC

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

The Basketball Marketing Company, Inc.

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

American Sporting Goods Corporation

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

[Signature Page to Second Amendment to Amended and Restated Second Lien Credit Agreement]

LNT Brands LLC

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

joe’s holdings llc

By:	/s/ Gary Klein

Name;	Gary Klein

Title:	Chief Financial Officer

[Signature Page to Second Amendment to Amended and Restated Second Lien Credit Agreement]